Exhibit 23.2




          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement (Registration
No. 333-64193) of School Specialty, Inc. on
Form S-8 of our report dated June 9, 2000 appearing in the Annual Report on Form 10-K of School Specialty, Inc. for the fiscal year ended April 29, 2000.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
September 5, 2000